COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES

Firm Transportation Agreements. We enter into contracts that provide firm transportation, sales and processing charges on pipeline systems through which we transport or sell natural gas. Satisfaction of the volume requirements includes volumes produced by us, volumes purchased from third parties and volumes produced by PDCM, our affiliated partnerships and other third-party working interest owners. We record in our financial statements only our share of costs based upon our working interest in the wells. These contracts require us to pay these transportation and processing charges whether the required volumes are delivered or not. With the exception of contracts entered into by PDCM, the costs of any volume shortfalls are borne by PDC.

The following table presents gross volume information, including our proportionate share of PDCM, related to our long-term firm transportation, sales and processing agreements for pipeline capacity:

	Year Ending December 31,
Area	2013	2014	2015	2016	2017 Through Expiration	Total	Expiration Date

Volume (MMcf)
Piceance Basin	30,710	36,168	30,603	26,053	85,895	209,429	May 31, 2021
Appalachian Basin	20,316	24,353	23,361	24,862	168,296	261,188	September 20, 2025
NECO	2,190	1,825	1,825	1,825	—	7,665	December 31, 2016
Total	53,216	62,346	55,789	52,740	254,191	478,282

Dollar commitment (in thousands)	$25,756	$29,283	$26,163	$24,075	$94,033	$199,310

Effective January 1, 2013, we entered into a new gas gathering and processing agreement with Williams Field Services Company related to our Piceance Basin production. The new agreement included additional terms and conditions which, among other things, reduced our Piceance Basin total committed volumes for gathering to 116,260 MMcf over the term of the agreement. On June 18, 2013, we closed on a transaction pursuant to which our Piceance Basin and NECO firm gathering commitments were assumed by the buyer of certain of our oil and natural gas properties. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our non-core Colorado assets.

Litigation. The Company is involved in various legal proceedings that it considers normal to its business. The Company reviews the status of these proceedings on an ongoing basis and, from time to time, may settle or otherwise resolve these matters on terms and conditions that management believes are in the best interests of the Company. There is no assurance that settlements can be reached on acceptable terms or that adverse judgments, if any, in the remaining litigation will not exceed the amounts reserved. Although the results cannot be known with certainty, we currently believe that the ultimate results of such proceedings will not have a material adverse effect on our financial position, results of operations or liquidity.

Alleged Class Action Filed Regarding 2010 and 2011 Partnership Purchases

On December 21, 2011 the Company and its wholly-owned merger subsidiary were served with an alleged class action on behalf of certain former partnership unit holders, related to its partnership repurchases completed by mergers in 2010 and 2011. The action was filed in U.S. District Court for the Central District of California, and is titled Schulein v. Petroleum Development Corp. The complaint primarily alleges a claim that the proxy statements issued in connection with the mergers were inadequate, and a state law breach of fiduciary duty. On February 10, 2012, the Company filed a motion to dismiss or in the alternative to stay. On June 15, 2012, the Court denied the motion. The Court has approved a litigation schedule including a jury trial in May 2014. We have not recorded a liability for claims pending because we believe we have good legal defenses to the asserted claims and because the plaintiffs have not specified damages and it is not possible for management to estimate what, if any, monetary damages could result from this claim.

Environmental. Due to the nature of the natural gas and oil industry, we are exposed to environmental risks. We have various policies and procedures to avoid environmental contamination and mitigate the risks from environmental contamination. We conduct periodic reviews to identify changes in our environmental risk profile. Liabilities are recorded when environmental damages resulting from past events are probable and the costs can be reasonably estimated. As of December 31, 2012 and December 31, 2011, we had accrued environmental liabilities in the amount of $8.4 million and $2.5 million, respectively, included in other accrued expenses on the balance sheet. The increase in accrued liabilities at December 31, 2012 primarily relates to the assumption of environmental liabilities related to the Merit Acquisition. We are not aware of any environmental claims existing as of December 31, 2012 which have not been provided for or would otherwise have a material impact on our financial statements. However, there can be no assurance that current regulatory requirements will not change or unknown past non-compliance with environmental laws will not be discovered on our properties.

Partnership Repurchase Provision. Substantially all of our drilling programs contain a repurchase provision where investing partners may request that we purchase their partnership units at any time beginning with the third anniversary of the first cash distribution. The provision provides that we are obligated to purchase an aggregate of 10% of the initial subscriptions per calendar year (at a minimum price of four times the most recent 12 months' cash distributions from production), if repurchase is requested by investors, subject to our financial ability to do so. As of December 31, 2012, the maximum annual repurchase obligation for 2013, based upon the minimum price described above, was approximately $2.9 million. We believe we have adequate liquidity to meet this potential obligation. During 2012, 2011 and 2010, we paid $0.5 million, $0.2 million and $0.6 million, respectively, under this provision for the repurchase of partnership units.

Lease Agreements. We entered into operating leases, principally for the leasing of natural gas compressors, office space and general office equipment.

The following table presents the minimum future lease payments under the non-cancelable operating leases as of December 31, 2012:

	Year Ending December 31,
	2013	2014	2015	2016	2017	Thereafter	Total
	(in thousands)

Minimum Lease Payments	$2,607	$2,386	$1,929	$461	$255	$887	$8,525

Operating lease expense for the years ended 2012, 2011 and 2010 was $6.1 million, $5.9 million and $4.9 million, respectively.

Employment Agreements with Executive Officers. Each of our senior executive officers may be entitled to a severance payment and certain other benefits upon the termination of the officer's employment pursuant to the officer's employment agreement and/or the Company's executive severance compensation plan. The nature and amount of such benefits would vary based upon, among other things, whether the termination followed a change of control of the Company.

See Note 17, Transactions With Affiliates, for a discussion related to the separation agreement entered into with our former chief executive officer in 2011.